UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2010

 CHINA NATURAL GAS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31539	98-0231607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
19th Floor, Building B, Van Metropolis 35 Tang Yan Road, Hi-Tech Zone Xian, 710065, Shaanxi Province China
(Address of Principal Executive Offices) (Zip Code)

86-29-88323325
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 8, 2010, David She resigned from his position as the acting Chief Financial Officer of China Natural Gas, Inc. (the “Company”) for personal reasons. Mr. She advised the Company that he has no disagreements with the Company on any matter relating to the Company’s operations, policies or practices.  Wilson Qu, Director of Corporate Control of the Company, will act as principal financial and accounting officer and oversee the Company's financial operations until the Company names a new Chief Financial Officer. The Company initiated the search for a new Chief Financial Officer prior to David She's resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2010
CHINA NATURAL GAS, INC.

By:	/s/ Qinan Ji
Name:	Qinan Ji
Title:	Chief Executive Officer